Execution Version
GUARANTY AND COLLATERAL AGREEMENT

Dated as of March 19, 2019
among
SEACOR HOLDINGS INC.
and the other Grantors from time to time party hereto
in favor of
JPMORGAN CHASE BANK, N.A.,
as Security Trustee

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TABLE OF CONTENTS
Page
SECTION 1.    DEFINED TERMS    1
1.1    Definitions    1
1.2    Other Definitional Provisions    5
SECTION 2.    GUARANTEE    5
2.1    Guarantee    5
2.2    Right of Contribution    6
2.3    No Subrogation    6
2.4    Amendments, etc. with respect to the Obligations    6
2.5    Guarantee Absolute and Unconditional    6
2.6    Reinstatement    7
2.7    Payments    7
2.8    Keepwell    7
SECTION 3.    GRANT OF SECURITY INTEREST    9
SECTION 4.    REPRESENTATIONS AND WARRANTIES    9
4.1    Perfected First Priority Liens    10
4.2    Jurisdiction of Organization or Incorporation; Chief Executive Office    10
4.3    Pledged Notes; Pledged Stock    10
4.4    Receivables    10
4.5    Contracts    10
SECTION 5.    COVENANTS    11
5.1    Covenants Under the Credit Agreement    11
5.2    Delivery of Instruments and Tangible Chattel Paper    11
5.3    Delivery of Pledged Stock    11

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5.4    Maintenance of Perfected Security Interest; Further Documentation    11
5.5    Intellectual Property    12
5.6    Specified Deposit Accounts    12
SECTION 6.    REMEDIAL PROVISIONS    13
6.1    Certain Matters Relating to Receivables    13
6.2    Communications with Obligors; Grantors Remain Liable    13
6.3    Pledged Stock; Pledged Notes    13
6.4    Proceeds to be Turned Over To Security Trustee    15
6.5    Application of Proceeds    16
6.6    Code and Other Remedies    16
6.7    Private Sales.    16
6.8    Subordination    17
6.9    Deficiency    17
SECTION 7.    THE Security Trustee    17
7.1    Security Trustee’s Appointment as Attorney-in-Fact, etc    17
7.2    Duty of Security Trustee    18
7.3    Filing of Financing Statements    19
7.4    Authority of Security Trustee    19
SECTION 8.    MISCELLANEOUS    19
8.1    Amendments in Writing; Joinder of Additional Grantors.    19
8.2    Notices    19
8.3    No Waiver by Course of Conduct; Cumulative Remedies    20
8.4    Enforcement Expenses; Indemnification    20
8.5    Successors and Assigns    20

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8.6    Set-Off    21
8.7    Counterparts    21
8.8    Severability    21
8.9    Section Headings    21
8.10    INTEGRATION    21
8.11    GOVERNING LAW    21
8.12    SUBMISSION TO JURISDICTION; WAIVERS    21
8.13    Acknowledgements    22
8.14    Releases    23

SCHEDULES
Schedule 1    Notice Addresses
Schedule 2    Description of Pledged Stock and Pledged Notes
Schedule 3    Perfection Matters
Schedule 4    Jurisdictions of Organization and Chief Executive Offices

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GUARANTY AND COLLATERAL AGREEMENT
This GUARANTY AND COLLATERAL AGREEMENT, dated as of March 19, 2019, is entered into by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the “Grantors”), in favor of JPMorgan Chase Bank, N.A. (“JPMorgan”), as security trustee (in such capacity, the “Security Trustee”) for the Secured Parties (as defined below).
WITNESSETH:
WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SEACOR HOLDINGS INC., a corporation duly incorporated and existing under the laws of the State of Delaware (together with its successors and permitted assigns, the “Borrower”), the banks and other financial institutions or entities from time to time parties thereto as lenders (the “Lenders”) and JPMorgan, as administrative agent (in such capacity, the “Administrative Agent”) and as Security Trustee for the Secured Parties, the Lenders have severally agreed to make revolving loans and other extensions of credit to the Borrower for the benefit of the Borrower and its Subsidiaries upon the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower is a member of an affiliated group of companies that includes each other Grantor;
WHEREAS, the proceeds of the extensions of credit under the Credit Agreement will be used in part to enable the Borrower to make valuable transfers to one or more of the other Grantors in connection with the operation of their respective businesses pursuant to Section 5.5 of the Credit Agreement;
WHEREAS, the Borrower and the other Grantors are engaged in related businesses, and each Grantor will derive substantial direct and indirect benefit from the making of the revolving loans and other extensions of credit under the Credit Agreement; and
WHEREAS, it is a condition precedent to the obligation of the Lenders and Issuing Banks to make their initial respective revolving loans and other extensions of credit to the Borrower under the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Security Trustee for the ratable benefit of the Secured Parties;
NOW, THEREFORE, in consideration of the premises and to induce the Security Trustee and the Secured Parties to enter into the Credit Agreement and to induce the Lenders and Issuing Banks to make their respective revolving loans and other extensions of credit to the Borrower thereunder, each Grantor hereby agrees with the Security Trustee, for the ratable benefit of the Secured Parties, as follows:
SECTION 1.    DEFINED TERMS
1.1    Definitions.
(a)    Unless otherwise defined herein, terms defined in the Credit Agreement and used but not defined herein shall have the meanings assigned to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Chattel Paper, Commercial Tort Claims, Deposit Account, Documents, Equipment, General Intangibles, Inventory, and Supporting Obligations.
(b)    The following terms shall have the following meanings:

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“Additional Grantor” has the meaning given to this term in Section 8.1(b).
“Agreement” means this Guaranty and Collateral Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.
“Assumption Agreement” has the meaning given to this term in Section 8.1(b).
“Collateral” has the meaning given to this term in Section 3.
“Collateral Account” means any collateral account established by the Security Trustee as provided in Section 6.1(b) or 6.4.
“Contracts” means any agreement, instrument, or other undertaking (a) for the construction of any Collateral Vessel or any refurbishment, refitting, redesign or other improvement to an existing Collateral Vessel or (b) any bareboat, time or voyage charter, contract of affreightment or other contract for the use or employment of a Collateral Vessel to which a Grantor is or may become a party or by which it or any of its property is or may be bound.
“Control” has the meaning given to this term under Sections 9-104, 9-105, 9-106 or 9-107 of the New York UCC, as applicable.
“Copyrights” means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (b) the right to obtain all renewals thereof.
“Copyright Licenses” means any written agreement naming any Grantor as licensor or licensee, granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.
“Domestic Subsidiary” means any Subsidiary that is either (a) incorporated or organized under the laws of the United States, any State thereof or the District of Columbia or (b) disregarded for U.S. federal income tax purposes and the parent is either the Borrower or any other Domestic Subsidiary.
“Event of Default” means any “event of default” under the Credit Agreement.
“Excluded Assets” means (a) any Capital Stock in Unrestricted Subsidiaries, (b) any property to the extent the grant or maintenance of a Lien on such property (i) is prohibited by applicable law, (ii) except as otherwise provided in the definition of Net Cash Proceeds in the Credit Agreement, could reasonably be expected to result in material adverse tax consequences to the Borrower or any Subsidiary of the Borrower, (iii) requires a consent not obtained of any Governmental Authority pursuant to applicable law or (iv) is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Pledged Stock or Pledged Note (other than any of the foregoing issued by a Grantor), any applicable shareholder or similar agreement, except to the extent that such term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law (including without limitation, pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the New York UCC), (c) any property as to which the Security Trustee and the Borrower agree in writing that the costs of obtaining

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a security interest in, or Lien on, such property, or perfection thereof, are excessive in relation to the value to the Secured Parties of the security interest afforded thereby, (d) any owned or leased improved real property, (e) any Capital Stock in any Foreign Subsidiary and (f) any intent-to-use trademark applications filed in the United States Patent and Trademark Office to the extent that, and solely during the period in which the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable Law.
“Foreign Subsidiary” means any Subsidiary of the Borrower that is not a Domestic Subsidiary.
“Guarantor Obligations” means with respect to any Guarantor, all obligations and liabilities of such Guarantor which may arise under or in connection with this Agreement (including, without limitation, Section 2) or any other Credit Document, in each case, whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Administrative Agent or to the Lenders that are required to be paid by such Guarantor pursuant to the terms of this Agreement or any other Credit Document); provided that the term “Guarantor Obligations” shall not include (i) any Excluded Swap Obligations.
“Guarantors” means each Grantor other than the Borrower.
“Indemnified Parties” has the meaning given to this term in Section 8.4(a)(i).
“Instrument” means (a) all “instruments” as such term is defined in Section 9-102(a)(47) of the New York UCC and (b) whether or not constituting “instruments” as so defined, all Pledged Notes.
“Insurances” means (i) all insurances in respect of each Collateral Vessel, whether heretofore, now or hereafter effected, and all renewals of or replacements for the same, (ii) all claims, returns of premium or other amounts and other moneys and claims for moneys due and to become due under or in respect of such insurances, (iii) all other rights of the Borrower under or in respect of such insurances, and (iv) any proceeds of any of the foregoing.
“Intellectual Property” means all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.
“Intercompany Note” means any promissory note evidencing loans made by any Grantor to the Borrower or any of its Subsidiaries.
“Issuer” means any Grantor other than the Borrower, in such Person’s capacity as an issuer of Pledged Stock.
“Material Chattel Paper” has the meaning given to this term in Section 5.2.
“Material Intellectual Property” means, as of any time of determination, any Intellectual Property of a Grantor that such Grantor, in its reasonable business judgment, determines is material to the conduct of the Grantors’ business, taken as a whole, at such time.

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“Motor Vehicles” means all cars, trucks, trailers, construction and earth moving equipment and other assets covered by a certificate of title law of any Governmental Authority and all tires and other appurtenances to any of the foregoing, excluding for the avoidance of doubt any Ship, as defined in the applicable Collateral Vessel Mortgage.
“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.
“Obligations” means (a) with respect to the Borrower, its Secured Obligations and (b) with respect to each Guarantor, its Guarantor Obligations.
“Patent License” means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent.
“Patents” means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, and (c) all rights to obtain any reissues or extensions of the foregoing.
“Pledged Notes” means all Intercompany Notes and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business); provided that in no event shall any Excluded Asset constitute Pledged Notes.
“Pledged Stock” means, collectively, the Capital Stock of any Grantor other than the Borrower and any shares, stock certificates, options, interests or rights of any nature whatsoever in respect of such Capital Stock; provided that in no event shall any Excluded Asset constitute Pledged Stock.
“Proceeds” means all “proceeds” as such term is defined in Section 9-102(a)(64) of the New York UCC.
“Qualified Keepwell Provider” means in respect of any Rate Management and Currency Protection Obligation, each Credit Party that, at the time the relevant guarantee (or grant of the relevant security interest, as applicable) becomes effective with respect to such Rate Management and Currency Protection Obligation, has total assets exceeding $10,000,000 or otherwise constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell or guarantee with respect to such Rate Management and Currency Protection Obligation pursuant to Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.
“Receivable” means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).
“Secured Parties” has the meaning given to this term in Section 4.
“Securities Act” means the Securities Act of 1933, as amended.
“Specified Deposit Accounts” means, collectively, a Deposit Account held in the name of the Borrower as (i) its main operating account maintained with JPMorgan Chase Bank, N.A., account number

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2747972400, and account name SEACOR Holdings Inc. and (ii) a deposit account for the debt coverage purpose specified under Section 6.14 of the Credit Agreement.
“Termination Date” means the date on which Security Termination shall have occurred.
“Trademark License” means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark.
“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto and (b) the right to obtain all renewals thereof.
1.2    Other Definitional Provisions. (a)  The words “hereof,” “herein”, “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified. References to Schedules herein shall be deemed to refer to such Schedules as they may be supplemented by Annexes to any Grantor’s Assumption Agreement.
(b)    The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
(c)    Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
SECTION 2.    GUARANTEE
2.1    Guarantee. (a)  Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantees to the Security Trustee as a primary obligor and not merely as a surety, for the ratable benefit of the Secured Parties and their respective successors and permitted endorsees, transferees and assigns, the prompt and complete payment in cash when due and payable and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
(b)    Anything herein or in any other Credit Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).
(c)    Each Guarantor agrees that the Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Security Trustee or any Secured Party hereunder.
(d)    The guarantee contained in this Section 2 shall remain in full force and effect until the Termination Date, notwithstanding that from time to time during the term of the Credit Agreement no Obligations may be outstanding.
(e)    No payment made by the Borrower, any of the Guarantors, any other guarantor or any other Person or received or collected by the Security Trustee or any Secured Party from the Borrower, any of the

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Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the earlier of (i) the Termination Date and (ii) such Guarantor’s release herefrom in accordance with Section 8.14.
2.2    Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to the Security Trustee and the Secured Parties, and each Guarantor shall remain liable to the Security Trustee and the Secured Parties for the full amount guaranteed by such Guarantor hereunder.
2.3    No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Security Trustee or any other Secured Party, no Guarantor shall be entitled to be subrogated to any of the rights of the Security Trustee or any other Secured Party against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Security Trustee or any other Secured Party for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until the Termination Date. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time prior to the Termination Date, such amount shall be held by such Guarantor in trust for the Security Trustee for the ratable benefit of the Secured Parties, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Security Trustee in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Security Trustee, if required), to be applied against the Obligations, whether matured or unmatured, in accordance with the Credit Agreement.
2.4    Amendments, etc. with respect to the Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, (a) any demand for payment of any of the Obligations made by the Security Trustee or any other Secured Party may be rescinded by the Security Trustee or such Secured Party and any of the Obligations continued, (b) the Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Security Trustee or any other Secured Party, (c) any Credit Agreement and any other Credit Documents and any other documents executed and delivered in connection therewith may be amended, restated, amended and restated, modified, supplemented or terminated, in whole or in part, as the Security Trustee (or the “Required Lenders” or all Lenders (each, as defined in the Credit Agreement), as the case may be) may deem advisable from time to time, in accordance with the terms thereof, and (d) any collateral security, guarantee or right of offset at any time held by the Security Trustee or any other Secured Party for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. Neither the Security Trustee nor any Secured Party shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

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2.5    Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Security Trustee or any other Secured Party upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Security Trustee and the Secured Parties, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon such Guarantor with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Credit Agreement or any other Credit Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Security Trustee or any other Secured Party, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by the Borrower or any other Person against the Security Trustee or any other Secured Party, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance (other than payment or performance). When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Security Trustee or any other Secured Party may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Security Trustee or any other Secured Party to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other Person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Security Trustee or any other Secured Party against any Guarantor. For the purposes hereof “demand” shall include the commencement and continuance of any legal proceedings.
2.6    Reinstatement. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Security Trustee or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.
2.7    Payments. Payments made by any Guarantor hereunder in respect of the Obligations will be paid to the Security Trustee without set-off or counterclaim in the Administrative Agent’s Account in accordance with the terms of the Credit Agreement.
2.8    Keepwell. Each Qualified Keepwell Provider hereby jointly and severally absolutely, unconditionally, and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this guarantee in respect of any

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Rate Management and Currency Protection Obligation (provided, however, that each Qualified Keepwell Provider shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this guarantee, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified Keepwell Provider under this Section 2.8 shall remain in full force and effect until the earlier of (i) Security Termination and (ii) such Qualified Keepwell Provider’s release herefrom in accordance with Section 8.3. Each Qualified Keepwell Provider intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

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SECTION 3.    GRANT OF SECURITY INTEREST
Each Grantor hereby grants to the Security Trustee, for the ratable benefit of the Secured Parties, a security interest in, and collaterally assigns to the Security Trustee, for the ratable benefit of the Secured Parties, all of such Grantor’s right, title and interest in and to the following property, whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations:
(a)    all Accounts;
(b)    all Chattel Paper;
(c)    the Specified Deposit Accounts;
(d)    all Documents (other than title documents with respect to Vessels or Motor Vehicles);
(e)    all Equipment
(f)    all General Intangibles
(g)    all Instruments;
(h)    all Insurances;
(i)    all Intellectual Property;
(j)    all Inventory;
(k)    all Pledged Stock;
(l)    all Receivables;
(m)    all Commercial Tort Claims in excess of $1,000,000;
(n)    all books and records pertaining to the property described in clauses (a) through (m) above; and
(o)    to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;
provided, however, that notwithstanding any of the other provisions set forth in this Agreement or any other Credit Document, this Agreement shall not constitute a grant of a security interest in, or a collateral assignment of, any Excluded Assets, and no Excluded Asset shall constitute Collateral.
SECTION 4.    REPRESENTATIONS AND WARRANTIES
To induce the Administrative Agent, the Security Trustee and the other Secured Parties to enter into the Credit Agreement and the Credit Documents and to induce the Secured Parties to make their respective extensions of credit (and extend services and other financial accommodations) to the Borrower

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and other Grantors thereunder, each Grantor hereby represents and warrants (a) to each Secured Party on the Closing Date, and (b) to each Lender, each Issuing Bank and the Administrative Agent (the “Secured Parties”) on each other date required by Section 4.3 of the Credit Agreement, as follows:
4.1    Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) constitute valid security interests in all of the Collateral in favor of the Security Trustee, for the ratable benefit of the Secured Parties, as collateral security for the Obligations to the extent such security interest may be created under the New York UCC, (b) upon (i) the completion of the filings specified on Schedule 3 and the payment of all filing fees and (ii) the Security Trustee taking possession or Control of all Collateral with respect to which a security interest may be perfected only by possession or Control, will constitute a perfected security interest in the Collateral (other than such Collateral in which a security interest cannot be perfected under the New York UCC) and (c) are prior to all other Liens on the Collateral in existence on the date hereof except for unrecorded Liens permitted by the Credit Agreement which have priority over the Liens on the Collateral by operation of law, Permitted Liens existing on the date hereof and the Permitted Maritime Liens.
4.2    Jurisdiction of Organization or Incorporation; Chief Executive Office. As of the date hereof (or, in the case of any Grantor who becomes a party hereto after the date hereof, as of the date of such Grantor’s Assumption Agreement), such Grantor’s jurisdiction of organization or incorporation and the location of such Grantor’s chief executive office or principal place of business, as the case may be, are specified on Schedule 4.
4.3    Pledged Notes; Pledged Stock. As of the date hereof (or, in the case of any Grantor who becomes a party hereto after the date hereof, as of the date of such Grantor’s Assumption Agreement), (a) Schedule 2 hereto sets forth all of the Pledged Notes (other than Intercompany Notes), with an outstanding principal balance as of such date in excess of $1,000,000 individually or $3,000,000 in the aggregate, and all of the Pledged Stock owned by such Grantor as of such date, (b) the shares of Pledged Stock pledged by such Grantor hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Grantor , (c) all of the shares of the Pledged Stock have been duly and validly issued and are fully paid and, to the extent applicable, are non-assessable, (d) each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and (e) each Grantor is the record and beneficial owner of, and has good and marketable title to, the Instruments and Pledged Stock pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except Permitted Liens existing on the date hereof and the security interest created by this Agreement.
4.4    Receivables. As of the date hereof, (a) no amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Material Chattel Paper which has not been delivered to the Security Trustee, (b) none of the obligors on any Receivables is a Governmental Authority and (c) the amounts represented by such Grantor to the Lenders from time to time as owing to such Grantor in respect of the Receivables will at such time be accurate.
4.5    Contracts. Except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, no consent of any party (other than such Grantor) to any Contract is required, or purports to be required, in connection with the execution, delivery and performance of this Agreement, except as has been obtained.

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SECTION 5.    COVENANTS
Each Grantor covenants and agrees with the Security Trustee and, until the Security Termination, each Secured Party that:
5.1    Covenants Under the Credit Agreement. Each covenant made by the Borrower with respect to any Grantor in the Credit Agreement is hereby incorporated by reference as if made by the Grantor herein to the Secured Parties, as the case may be, under the Credit Agreement.
5.2    Delivery of Instruments and Tangible Chattel Paper. If any Instrument (other than checks in the ordinary course of business and Intercompany Notes) or Tangible Chattel Paper in an amount in excess of $1,000,000 individually or $3,000,000 in the aggregate (for all such Instruments and Tangible Chattel Paper) (collectively, “Material Chattel Paper”) shall constitute Collateral of such Grantor, such Grantor shall promptly notify the Security Trustee of the existence of such Collateral and, upon the request of the Security Trustee, deliver such Instrument or Tangible Chattel Paper to the Security Trustee, duly indorsed in a manner reasonably satisfactory to the Security Trustee, to be held as Collateral pursuant to this Agreement.
5.3    Delivery of Pledged Stock. (a)  If such Grantor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of any Pledged Stock, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof such Grantor shall accept the same as the agent of the Security Trustee, hold the same in trust for the Security Trustee, for the ratable benefit of the Secured Parties, and deliver the same forthwith to the Security Trustee in the exact form received, duly indorsed by such Grantor to the Security Trustee, if required, together with an undated stock power covering such certificate duly executed in blank by such Grantor, to be held by the Security Trustee, subject to the terms hereof, as additional collateral security for the Obligations. If an Event of Default shall have occurred and be continuing, (i) any sums paid upon or in respect of the Pledged Stock, including upon the liquidation or dissolution of any Issuer thereof shall be paid over to the Security Trustee to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Security Trustee, be delivered to the Security Trustee to be held by it hereunder as additional collateral security for the Obligations and (i) if any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Security Trustee, hold such money or property in trust for the Security Trustee for the ratable benefit of the Secured Parties, segregated from other funds of such Grantor, as additional collateral security for the Obligations.
(b)    In the case of each Grantor which is an Issuer, such Issuer agrees that (i) it will be bound by the terms of this Agreement relating to the Pledged Stock issued by it and will comply with such terms insofar as such terms are applicable to it, and (ii) hereby consents to (x) the grant by each other Grantor of a security interest hereunder in any Pledged Stock issued by it in favor of the Security Trustee and (y) the transfer of any Pledged Stock issued by it to the Security Trustee or the Security Trustee’s nominee and to the substitution of the Security Trustee or such nominee as a partner, member or shareholder or other equity holder of the Pledged Stock without any instructions from such Grantor and each Grantor agrees that each Issuer shall be fully protected in so complying.

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5.4    Maintenance of Perfected Security Interest; Further Documentation.
(a)    Such Grantor shall maintain the security interest created by this Agreement in the Collateral as a perfected security interest having at least the priority described in Section 4.1 and shall defend such security interest against the claims and demands of all Persons whomsoever, subject to the rights of such Grantor under the Credit Documents to Dispose of the Collateral and taking into account Permitted Liens.
(b)    At any time and from time to time, upon the written request of the Security Trustee, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents (in a form reasonably satisfactory to the Security Trustee) and take such further actions as the Security Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the UCC in effect in any jurisdiction with respect to the security interests created hereby.
5.5    Intellectual Property. (a) Such Grantor (either itself or through licensees) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any Copyrights that constitute Material Intellectual Property may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any Copyrights that constitute Material Intellectual Property may fall into the public domain.
(b)    Except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect, such Grantor (either itself or through licensees) will not do any act that knowingly uses any Material Intellectual Property to infringe the intellectual property rights of any other Person.
(c)    Except to the extent such Grantor determines in its good faith reasonable business judgment that such Material Intellectual Property is no longer necessary to its business or does not have substantial value, such Grantor will notify the Security Trustee and the Lenders promptly if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademarks Office or United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.
(d)    Except to the extent such Grantor determines in its good faith reasonable business judgment that such Material Intellectual Property is no longer necessary to its business or does not have substantial value, such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademarks Office or United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Material Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.
(e)    In the event that any Material Intellectual Property is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Security Trustee after it learns thereof.

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5.6    Specified Deposit Accounts. Until the Security Termination, the Borrower shall maintain each Specified Deposit Account with JPMorgan Chase Bank, N.A. The Borrower shall have the exclusive right to direct deposits and withdrawals from the Specified Deposit Account that is the Borrower’s main operating account for as long as no Event of Default has occurred or is continuing.
SECTION 6.    REMEDIAL PROVISIONS
6.1    Certain Matters Relating to Receivables. (a)   At any time after the occurrence and during the continuation of an Event of Default, the Security Trustee shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall use commercially reasonable efforts to furnish all such assistance and information as the Security Trustee may reasonably require in connection with such test verifications.
(a)    The Security Trustee hereby authorizes each Grantor to collect such Grantor’s Receivables; provided, however, that the Security Trustee may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Security Trustee at any time after the occurrence and during the continuance of an Event of Default, any payments of the Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within ten Business Days after such collection) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Security Trustee if required, in a Collateral Account maintained under the sole dominion and control of the Security Trustee, subject to withdrawal by the Security Trustee for the account of the Secured Parties only as provided in Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for the Security Trustee and the Secured Parties, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.
6.2    Communications with Obligors; Grantors Remain Liable. (a)  The Security Trustee in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables and any counterparties to the Contracts to verify with them to the Security Trustee’s satisfaction the existence, amount and terms of any such Receivables or Contracts.
(b)    Upon the request of the Security Trustee at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables and counterparties to the Contracts that such Receivables and such Contracts have been assigned to the Security Trustee for the ratable benefit of the Secured Parties and that payments in respect thereof shall be made directly to the Security Trustee.
(c)    Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Receivables and Contracts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Security Trustee nor any Secured Party has any obligation or liability under any Receivable (or any agreement giving rise thereto) or Contract by reason of or arising out of this Agreement or the receipt by the Security Trustee or any Secured Party of any payment relating thereto, nor shall the Security Trustee or any Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto) or Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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6.3    Pledged Stock; Pledged Notes. (a)  Unless an Event of Default shall have occurred and be continuing and the Security Trustee or the Required Lenders shall have delivered a notice to the Grantors indicating that such rights shall vest in the Security Trustee:
(i)    each Grantor shall be exclusively entitled to exercise any and all voting and other consensual rights, and shall have exclusive “control” (within the meaning of 46 U.S.C. § 50501), pertaining to the Pledged Stock, Pledged Notes or any distributions relating thereto or any part thereof for any purpose not inconsistent with the terms or purposes hereof; provided, however, that no Grantor shall in any event exercise such rights in any manner that will materially and adversely affect the rights and remedies of the Security Trustee as secured party hereunder; and
(ii)    each Grantor shall be entitled to receive and retain any and all distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such distributions consisting of rights or interests in the form of Pledged Stock or Pledged Notes shall promptly (and in any event within 30 days after receipt thereof or such later time as may be extended by the Security Trustee in its sole discretion) be delivered to the Security Trustee to hold as Pledged Stock or Pledged Notes, as applicable, and shall, if received by any Grantor, be received in trust for the benefit of the Security Trustee, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Security Trustee as Collateral in the same form as so received (with any necessary or reasonably requested endorsement).
(b)    If an Event of Default has occurred and is continuing:
(i)    all rights of each Grantor to exercise any voting and other consensual rights, or any other form of “control” (within the meaning of 46 U.S.C. § 50501), it would otherwise be entitled to exercise pursuant to Section 6.3(a)(i) shall cease, and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to exercise such rights until the applicable Event of Default is no longer continuing, in which case the Security Trustee’s rights under this Section 6.3(b)(ii) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing; provided that, other than with respect to any Event of Default under Section 8.1(f) or (g) of the Credit Agreement, no such rights shall be vested in the Security Trustee until such time as the Security Trustee or the Required Lenders shall have delivered a notice to the Grantors indicating that such rights shall vest in the Security Trustee; and
(ii)    All rights of each Grantor to receive distributions that it would otherwise be authorized to receive and retain pursuant to Section 6.3(a)(ii) without further action shall cease and all such rights shall thereupon become vested in the Security Trustee, which shall thereupon have the sole right to receive and hold as Collateral such distributions until the applicable Event of Default is no longer continuing, in which case the Security Trustee’s rights under this Section 6.3(b)(ii) shall cease to be effective, subject to revesting in the event of a subsequent Event of Default that is continuing; provided that, other than with respect to any Event of Default under Section 8.1(f) or (g) of the Credit Agreement, no such rights shall be vested in the Security Trustee until such time as the Security Trustee or the Required Lenders shall have delivered a notice to the Grantors indicating that such rights shall vest in the Security Trustee.
(iii)    All distributions that are received by any Grantor contrary to the provisions of Section 6.3(b)(ii) shall be received in trust for the benefit of the Security Trustee, shall be segregated from the other funds of such Grantor and shall immediately be paid over to the Security Trustee as Collateral in the same form as so received (with any necessary or reasonably requested endorsement).

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(c)    Each Grantor hereby authorizes and instructs each other Grantor that is an Issuer of any Pledged Stock or an obligor of any Pledged Note pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Security Trustee in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer and each obligor, as the case may be, shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to such Pledged Stock or Pledged Note directly to the Security Trustee.
(d)    Any provision of this Agreement to the contrary notwithstanding,
(i)    no provision in this Agreement is intended to convey to the Security Trustee or the Lenders “control” within the meaning of 46 U.S.C. § 50501 of the Issuer of any Pledged Stock that owns a Collateral Vessel or that charters by demise any vessel, in either case, documented under the laws and flag of the United States with a coastwise endorsement unless and until the Security Trustee or the Lenders shall become vested (and while the Security Trustee or the Lenders remain so vested) with the rights to exercise the voting and other consensual rights, or any other form of “control” (within the meaning of 46 U.S.C. § 50501), or to receive distributions relating to such Pledged Stock, pursuant to Section 6.3(b)(ii) hereof, and no provision in this Agreement shall be construed as conveying such control (unless and until the Security Trustee or the Lenders shall become vested (and while the Security Trustee or the Lenders remain so vested) with the rights to exercise the voting and other consensual rights, or any other form of “control” (within the meaning of 46 U.S.C. § 50501), to receive such distributions, pursuant to Section 6.3(b)(ii) hereof);
(ii)    each of the Security Trustee and the Lenders shall not (i) exercise any voting or other consensual rights, or any other form of “control” (within the meaning of 46 U.S.C. § 50501), under this Agreement, or (ii) receive any distributions under this Agreement in respect of any Pledged Stock issued by any Issuer that owns a Collateral Vessel or that charters by demise any vessel, in either case, documented under the laws and flag of the United States with a coastwise endorsement or any parent entity of such owner or charterer at any level, in each case unless and until the Security Trustee or the Lenders shall become vested (and while the Security Trustee or the Lenders remain so vested) with such rights to exercise the voting and other consensual rights, or any other form of “control” (within the meaning of 46 U.S.C. § 50501), or to receive distributions, pursuant to Section 6.3(b)(ii) hereof; and
(iii)    the Security Trustee may not, and shall not, exercise any right under this Agreement, or foreclose or sell any Pledged Stock, under this Agreement, in a manner that would cause any Collateral Vessel or any vessel chartered by demise to an Issuer, in either case, documented under the laws and flag of the United States with a coastwise endorsement to lose its eligibility for documentation under the laws of the United States with a coastwise endorsement, and any purported exercise of a power granted to the Security Trustee by this Agreement which would cause or result in any Collateral Vessel or any vessel chartered by demise to an Issuer, in either case, documented under the laws and flag of the United States with a coastwise endorsement having such coastwise endorsement forfeited, or make such vessel ineligible for such endorsement shall be null and void.
(e)    In the event that the Security Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Security Trustee, then and in every such case, the Grantors, the Security Trustee and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Collateral, and all rights, remedies and powers of the Security Trustee and the other Secured Parties shall continue as if no such proceeding had been instituted.

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6.4    Proceeds to be Turned Over To Security Trustee. In addition to the rights of the Security Trustee and the Secured Parties specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds of Collateral received by any Grantor consisting of cash, checks and Cash Equivalents shall be held by such Grantor in trust for the Security Trustee for the ratable benefit of the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Security Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Security Trustee, if required). All Proceeds received by the Security Trustee hereunder shall be held by the Security Trustee in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Security Trustee in a Collateral Account (or by such Grantor in trust for the Security Trustee for the ratable benefit of the Secured Parties) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 6.5.
6.5    Application of Proceeds. If any Collateral is sold or otherwise realized upon by the Security Trustee in connection with any foreclosure, collection or other enforcement of the liens granted to the Security Trustee in the Collateral Documents, the proceeds received by the Security Trustee from such foreclosure, collection or other enforcement or realization will be distributed by the Security Trustee in accordance with the Credit Agreement.
6.6    Code and Other Remedies. If an Event of Default shall occur and be continuing, the Security Trustee, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Security Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, presentments, protests, advertisements and notices are hereby waived), may during the continuance of an Event of Default, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Security Trustee or any other Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such commercially reasonable prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Security Trustee and each other Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Security Trustee’s request, to assemble the Collateral and make it available to the Security Trustee at places which the Security Trustee shall reasonably select, whether at such Grantor’s premises or elsewhere. The Security Trustee shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Security Trustee and the other Secured Parties hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in accordance with Section 6.5. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Security Trustee or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

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6.7    Private Sales. Each Grantor recognizes that the Security Trustee may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of restricted purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Security Trustee shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so. Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be reasonably necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 6.7 valid and binding and in compliance with any and all other applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to the Administrative Agent and the Lenders, that Administrative Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.
6.8    Subordination. Each Grantor hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Security Trustee, all Indebtedness owing by any other Grantor to it shall be fully subordinated to the indefeasible payment in full in cash of the Obligations (other than indemnification and other contingent obligations as to which no claim has been made at any time of determination).
6.9    Deficiency. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Security Trustee or any other Secured Party to collect such deficiency.
SECTION 7.    THE SECURITY TRUSTEE
7.1    Security Trustee’s Appointment as Attorney-in-Fact, etc. (a)  Subject to the final paragraph of this clause (a), each Grantor hereby irrevocably constitutes and appoints the Security Trustee and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or reasonably desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Security Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:
(i)    in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or Contract or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Security Trustee for the purpose of collecting any and all such moneys due under any such Receivable or Contract or with respect to any other Collateral whenever payable;

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(ii)    in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Security Trustee may reasonably request to evidence the Security Trustee’s security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;
(iii)    unless being disputed as permitted by the Credit Agreement, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or purchase any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;
(iv)    execute, in connection with any sale provided for in Section 6.6 or 6.7, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and
(v)    (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to the Security Trustee or as the Security Trustee shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Security Trustee may deem appropriate; (7) assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains), throughout the world for such term or terms, on such conditions, and in such manner, as the Security Trustee shall in its sole discretion determine; and (8) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Security Trustee were the absolute owner thereof for all purposes, and do, at the Security Trustee’s option and such Grantor’s expense, at any time, or from time to time, all acts and things which the Security Trustee deems necessary to protect, preserve or realize upon the Collateral and the Security Trustee’s security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
Anything in this Section 7.1(a) to the contrary notwithstanding, the Security Trustee agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.
(b)    If any Grantor fails to perform or comply with any of its agreements contained herein, the Security Trustee at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance.
(c)    The expenses of the Security Trustee reasonably incurred in connection with actions undertaken as provided in this Section 7.1, together with interest thereon at a rate per annum equal to the highest rate per annum at which interest would then be payable on any past due Base Rate Loans under the Credit Agreement, from the date of payment by the Security Trustee to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Security Trustee on demand.
(d)    Each Grantor hereby ratifies all that said attorneys shall in good faith and lawfully do or cause to be done by virtue and in accordance with the terms hereof. All powers, authorizations and agencies

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contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.
7.2    Duty of Security Trustee. The Security Trustee’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the New York UCC or otherwise, shall be to deal with it in the same manner as the Security Trustee deals with similar property for its own account. Neither the Security Trustee, any Lender nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on the Security Trustee hereunder are solely to protect the Security Trustee’s interests in the Collateral and shall not impose any duty upon the Security Trustee to exercise any such powers. The Security Trustee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Security Trustee nor any of its officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
7.3    Filing of Financing Statements. Pursuant to any applicable law, each Grantor authorizes the Security Trustee to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of such Grantor in such form and in such offices as the Security Trustee reasonably determines appropriate to perfect the security interests of the Security Trustee under this Agreement. Each Grantor authorizes the Security Trustee to use the collateral description “all personal property” or words of similar import in any such financing statements.
7.4    Authority of Security Trustee. Each Grantor acknowledges that the rights and responsibilities of the Security Trustee under this Agreement with respect to any action taken by the Security Trustee or the exercise or non-exercise by the Security Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Security Trustee and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Security Trustee and the Grantors, the Security Trustee shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.
SECTION 8.    MISCELLANEOUS
8.1    Amendments in Writing; Joinder of Additional Grantors. (a)    No amendment or waiver of or consent to any departure from any provision of this Agreement shall be effective unless it is in writing and signed by each the Security Trustee and each Grantor, except, for the avoidance of doubt, any Assumption Agreement executed and delivered in accordance with Section 8.1(b) need only be executed by the parties thereto. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given and to the extent specified in such writing. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals under Section 11.11 of the Credit Agreement, including, without limitation, the approvals of the requisite percentage of Lenders under the Credit Agreement, if applicable.
(b)    Upon the execution and delivery by any Person of an assumption agreement in substantially the form of Annex 1 attached hereto (each, an “Assumption Agreement”), (a) such Person shall be referred to as an “Additional Grantor” and shall become and be a Grantor hereunder in all respects, and each reference

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in this Agreement to a “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in any other Credit Document to a “Grantor” shall also mean and be a reference to such Additional Grantor, and (b) each reference herein to “this Agreement,” “hereunder”, “hereof” or words of like import referring to this Agreement, and each reference in any other Credit Document to the “Guaranty and Collateral Agreement”, “thereunder” “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Assumption Agreement.
8.2    Notices. All notices, requests and demands to or upon (i) the Security Trustee shall be given to the Security Trustee at its address set forth on Schedule 1 hereto (or such other address as the Security Trustee may designate in writing pursuant to a notice given to the other parties in accordance with this Section 8.2) or (ii) any Grantor shall be given to such Grantor at its address set forth on Schedule 1 hereto (or such other address as such Grantor may designate in writing pursuant to a notice given to the other parties in accordance with this Section 8.2), and any such notice, request or demand shall be effected in the manner provided for in Section 11.7 of the Credit Agreement.
8.3    No Waiver by Course of Conduct; Cumulative Remedies. No delay or failure on the part of the Security Trustee, any Administrative Agent or any Secured Party in the exercise of any power, right or remedy under this Agreement or any other Credit Document shall operate as a waiver thereof or as an acquiescence in any default, nor shall any single or partial exercise thereof preclude any other or further exercise of any other power, right or remedy. To the fullest extent permitted by applicable law, the powers, rights and remedies under this Agreement and any other Credit Document of the Security Trustee, each Administrative Agent, and each Secured Party are cumulative to, and not exclusive of, any powers, rights or remedies any of them would otherwise have.
8.4    Enforcement Expenses; Indemnification.
(a)    The Borrower and each other Grantor agrees to:
(i)    pay or reimburse each Lender, each Affiliate of a Lender, the Administrative Agent, the Security Trustee, and their respective directors, officers, employees, attorneys and agents (collectively, the “Indemnified Parties”) for all its reasonable costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Collateral Documents to which the Borrower or such other Grantor is a party, including, without limitation, the reasonable fees and disbursements of counsel for the Indemnified Parties, plus local counsel in each appropriate jurisdiction and, in the case of an actual or perceived conflict of interest, another firm of counsel for the Indemnified Party affected by such conflict;
(ii)    pay, and to save each Indemnified Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales and other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement and the other Collateral Documents; and
(iii)    indemnify and hold harmless each Indemnified Party from all loses, claims, damages, penalties, judgments, liabilities and expenses of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and the other Collateral Documents, in each case to the extent the Borrower would be required to do so pursuant to, and for the avoidance of doubt, subject to the limitations of, Section 11.13 of the Credit Agreement; provided that each reference therein to a “Borrower” shall be deemed to be a reference therein to the “Borrower and the other Grantors” and each reference therein to the “Indemnified Parties” shall be deemed to be a reference therein to the “Indemnified Parties” as defined herein.

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(b)    The agreements in this Section 8.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Credit Documents.
8.5    Successors and Assigns. This Agreement shall be binding upon the successors and permitted assigns of each Grantor and shall inure to the benefit of the Security Trustee and the other Secured Parties and their successors and permitted assigns; provided that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Security Trustee.
8.6    Set-Off. In addition to any rights and remedies of the Lenders provided by law, upon the occurrence of, and throughout the continuance of, any Event of Default, each Lender shall have the right, without prior notice to any Grantor, any such prior notice being expressly waived (in case of an Event of Default that has occurred and is continuing) by each Grantor to the extent permitted by applicable law, upon any Obligations becoming due and payable by any Grantor (whether at the stated maturity, by acceleration or otherwise), to apply to the payment of such Obligations, by setoff or otherwise, any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender, any affiliate thereof or any of their respective branches or agencies to or for the credit or the account of such Grantor. Each Lender agrees promptly to notify the relevant Grantor and the Security Trustee in writing after any such application made by such Lender, provided that the failure to give such notice shall not affect the validity of such application; provided further, that to the extent prohibited by applicable law as described in the definition of “Excluded Swap Obligation,” no amounts received from, or set off with respect to, any Grantor shall be applied to any Excluded Swap Obligations of such Grantor.
8.7    Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission (in .pdf format) shall be effective as delivery of a manually executed original counterpart of this Agreement.
8.8    Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.9    Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
8.10    INTEGRATION. THIS WRITTEN AGREEMENT AND THE OTHER CREDIT DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES AND SUPERSEDE ALL EARLIER OR CONTEMPORANEOUS AGREEMENTS, WHETHER WRITTEN OR ORAL, CONCERNING THE SUBJECT MATTER OF THE CREDIT DOCUMENTS. THIS WRITTEN AGREEMENT TOGETHER WITH THE OTHER CREDIT DOCUMENTS REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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8.11    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.
8.12    SUBMISSION TO JURISDICTION; WAIVERS.
(a)    TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO AGREE THAT ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR THE OTHER COLLATERAL DOCUMENTS, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE SECURITY TRUSTEE, ANY ADMINISTRATIVE AGENT, THE BORROWER AND ANY OTHER GRANTOR HEREUNDER OR THEREUNDER MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN OR THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE COUNTY OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH OTHER GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. THE BORROWER AND EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS, BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE BORROWER AND EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE BORROWER OR ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OF NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH PERSON HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER COLLATERAL DOCUMENTS.
(b)    TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY OTHER COLLATERAL DOCUMENT, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR THE OTHER COLLATERAL DOCUMENTS, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
(c)    EACH PARTY TO THIS AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.2. NOTHING IN THIS

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AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(d)    EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THIS SECTION 8.12 OR OTHERWISE RELATING TO THE CREDIT DOCUMENTS ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES (as opposed to direct or actual damages).
8.13    Acknowledgements. Each Grantor hereby acknowledges that:
(a)    it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Credit Documents to which it is a party;
(b)    neither the Security Trustee nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Credit Documents, and the relationship between the Grantors, on the one hand, and the Security Trustee and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and
(c)    no joint venture is created hereby or by the other Credit Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Grantors and the Lenders.
8.14    Releases. (a)   Any Lien on any Collateral granted to or held by, and any Guaranty of a Guarantor of the Obligations to, any Administrative Agent and/or the Security Trustee hereunder shall automatically be released, terminated and discharged (as used in this Section 8.14, “released”) without the need for any further action by any Person: (i) upon the Termination Date or (ii) as otherwise provided in Section 11.20(a) of the Credit Agreement and all rights to the Collateral shall revert to the Grantors upon such release. At the request and sole expense of any Grantor following any such termination, the Security Trustee shall promptly deliver to such Grantor any Collateral held by the Security Trustee hereunder, and promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.
(b)    In addition, the Security Trustee shall, following request and at the sole expense of the Borrower, without the need for any further action by any Person, subordinate or release any Lien on any Collateral as provided in Section 11.20(b) of the Credit Agreement.
[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty and Collateral Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                    SEACOR HOLDINGS INC.

By: /s/ SCOTT WEBER_______________
Name: Scott Weber
Title: Senior Vice President, Corporate
Development and Finance

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

IN WITNESS WHEREOF, the undersigned have executed this written consent on, and to be effective as of, the day and year first written above.

CLEANCOR HOLDINGS LLC

By:    /s/ ERIC FABRIKANT______________
    Name: Eric Fabrikant
    Title: President

BEING THE SOLE MEMBER OF                         CLEANCOR ENERGY SOLUTIONS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

WITT O'BRIEN'S LLC

By:    /s/ WILLIAM C. LONG________
    Name: William C. Long
    Title: Secretary

BEING THE SOLE MEMBER OF
STRATEGIC CRISIS ADVISORS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

SEABULK TOWING, INC.

By:    /s/ DANIEL J. THOROGOOD______
    Name: Daniel J. Thorogood
    Title: President

BEING THE SOLE MEMBER OF
KS MARITIME HOLDINGS (US) LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT_______
    Name: Eric Fabrikant

By:    /s/ TIMOTHY POWER________
    Name: Timothy Power

BEING ALL OF THE MEMBERS OF THE BOARD OF
ARCTIC LEASING LLC
GATEWAY TERMINALS LLC
SCF BARGE LINE LLC
SCF FLEETING LLC
SCF REAL ESTATE LLC
SCF RIVERPORT LLC
SCF SERVICES LLC
SCF SHIPYARDS LLC
SCF TERMINALS LLC
SCF WAXLER MARINE LLC
SEACOR AMH LLC
SEACOR COMMODITY TRADING LLC
SEACOR INLAND RIVER TRANSPORT INC.
SEACOR SUGAR LLC
SOYLUTIONS LLC
WESTON BARGE LINE, INC.

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name: Eric Fabrikant

By:    /s/ BRUCE P. WEINS________
    Name: Bruce P. Weins

BEING ALL OF THE MEMBERS OF THE BOARD OF
CARIBBEAN TUGZ LLC
CLEANCOR HOLDINGS LLC
ECO-TANKERS CREW MANAGEMENT LLC
F2 SEA INC.
GRAHAM OFFSHORE TUGS LLC
MCCALL BOAT RENTALS OCEAN BARGES LLC
ORM HOLDINGS II LLC
ORM HOLDINGS INC.
PHOENIX CREW MANAGEMENT LLC
SEABULK CHEMICAL TRANSPORT INC.
SEABULK OCEAN TRANSPORT, INC.
SEABULK PETROLEUM TRANSPORT LLC
SEABULK TANKERS, INC.
SEABULK TOWING, INC.
SEABULK TRANSPORT INC.
SEACAP APT LEASING INC.
SEACOR CAPITAL CORPORATION
SEACOR CONTAINER LINES LLC
SEACOR MANAGEMENT SERVICES INC.
SEACOR MERIDIAN INC.
SEACOR OFFSHORE OCEAN BARGES LLC
SEACOR PAYROLL MANAGEMENT LLC
SEACOR TANKERS HOLDINGS INC.
SEACOR TANKERS INC.
SEACOR VISION OCEAN BARGES LLC
SEACOR WORLDWIDE OCEAN BARGES LLC
SEADOR HOLDINGS LLC
SIL HOLDINGS LLC
WITT O’BRIEN’S PAYROLL MANAGEMENT LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name: Eric Fabrikant

By:    /s/ DANIEL J. THOROGOOD__
    Name: Daniel J. Thorogood

BEING ALL OF THE MEMBERS OF THE BOARD OF
CARIBSHIP LLC
PORT DANIA HOLDINGS I LLC
PORT DANIA HOLDINGS II LLC
SEABULK TOWING HOLDINGS INC.
SEACOR ISLAND LINES LLC
SEACOR OCEAN INVESTMENTS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ CHARLES FABRIKANT___
    Name:      Charles Fabrikant

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ DANIEL J. THOROGOOD__
    Name:      Daniel J. Thorogood

By:    /s/ HENRY NUZUM__________
    Name: Henry Nuzum

BEING ALL OF THE MEMBERS OF THE BOARD OF
CENTRAL GULF LINES, INC.
WATERMAN STEAMSHIP CORPORATION

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ JEFFREY WOODS_______
    Name: Jeffrey Woods

BEING ALL OF THE MEMBERS OF THE BOARD OF
CLEANCOR LNG LLC
CLEANCOR POWER SOLUTIONS LLC CLEANCOR PRESSURE VESSELS LLC CLEANCOR SOLUCIONES ENERGÉTICAS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ TIMOTHY POWER________
    Name: Timothy Power

By:    /s/ BRUCE P. WEINS_________
    Name: Bruce P. Weins

BEING ALL OF THE MEMBERS OF THE BOARD OF
ILLINOIS CORN PROCESSING HOLDINGS INC.
SCF MARINE INC.

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ DANIEL J. THOROGOOD__
    Name: Daniel J. Thorogood

By:    /s/ BRUCE P. WEINS_________
    Name: Bruce P. Weins

BEING ALL OF THE MEMBERS OF THE BOARD OF
INTERNATIONAL SIDPHOLDING CORPORATION
SEABULK FLEET MANAGEMENT LLC
UNITED OCEAN SERVICES INC.

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ JEFFREY WOODS_______
    Name: Jeffrey Woods

BEING ALL OF THE MEMBERS OF THE BOARD OF
MESA LNG PARTNERS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ TIM WHIPPLE__________
    Name:      Tim Whipple

By:    /s/ GREGORY FENTON_____
    Name: Gregory Fenton

By:    /s/ PAUL MURRAY__________
    Name: Paul Murray

BEING ALL OF THE MEMBERS OF THE BOARD OF
O'BRIEN'S RESPONSE MANAGEMENT, L.L.C.
WITT O'BRIEN'S PR LLC
WITT O'BRIEN'S USVI, LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ KEN GILLUM___________
    Name: Ken Gillum

By:    /s/ LISA MARREKIN________
    Name: Lisa Marrekin

By:    /s/ TIMOTHY POWER________
    Name: Timothy Power

By:    /s/ BRUCE P. WEINS_________
    Name: Bruce P. Weins

BEING ALL OF THE MEMBERS OF THE BOARD OF
SCF BARGE LINE VESSEL HOLDINGS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ PABLO GUTIERREZ_____
    Name: Pablo Gutierrez

By:    /s/ TIMOTHY POWER________
    Name: Timothy Power

BEING ALL OF THE MEMBERS OF THE BOARD OF
SCF COLOMBIA (US) LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ MYRON MCDONOUGH___
    Name:      Myron McDonough

By:    /s/ TIMOTHY POWER________
    Name: Timothy Power

BEING ALL OF THE MEMBERS OF THE BOARD OF
SCF LEWIS AND CLARK FLEETING LLC
SCF LEWIS AND CLARK TERMINALS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ DANIEL HUTCHINS______
    Name:      Daniel Hutchins

By:    /s/ SCOTT WEBER___________
    Name: Scott Weber

BEING ALL OF THE MEMBERS OF THE BOARD OF
SEACAP LEASING ASSOCIATES II LLC
SEACAP LEASING ASSOCIATES III LLC
SEACAP LEASING ASSOCIATES IV LLC
SEACAP LEASING ASSOCIATES V LLC
SEACAP LEASING ASSOCIATES VI LLC
SEACAP LEASING ASSOCIATES IX LLC
SEACAP LEASING ASSOCIATES X LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ BRUCE P. WEINS_________
    Name:      Bruce P. Weins

By:    /s/ SCOTT WEBER___________
    Name: Scott Weber

BEING ALL OF THE MEMBERS OF THE BOARD OF
SEACOR ASSET MANAGEMENT LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ BRUCE P. WEINS_________
    Name:      Bruce P. Weins

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ SCOTT WEBER___________
    Name: Scott Weber

BEING ALL OF THE MEMBERS OF THE BOARD OF
SEACOR ENVIRONMENTAL SERVICES INC.
SEACOR RESPONSE INC.

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ ERIC FABRIKANT______
    Name:      Eric Fabrikant

By:    /s/ SCOTT WEBER___________
    Name: Scott Weber

BEING ALL OF THE MEMBERS OF THE BOARD OF
SEACOR MERCHANT LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ DANIEL J. THOROGOOD__
    Name:      Daniel J. Thorogood

By:    /s/ MICHAEL LAFLEUR______
    Name: Michael LaFleur

BEING ALL OF THE MEMBERS OF THE BOARD OF
TRAILER BRIDGE HOLDINGS LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ TIM WHIPPLE___________
    Name:      Tim Whipple

By:    /s/ MICHAEL GALLAGHER___
    Name: Michael Gallagher

BEING ALL OF THE MEMBERS OF THE BOARD OF
WITT O'BRIEN'S INSURANCE SERVICES, LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

By:    /s/ CHARLES FABRIKANT___
    Name:      Charles Fabrikant

By:    /s/ ERIC FABRIKANT______
    Name: Eric Fabrikant

By:    /s/ BRUCE P. WEINS_________
    Name: Bruce P. Weins

BEING ALL OF THE MEMBERS OF THE BOARD OF
WITT O'BRIEN'S, LLC

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

C-TERMS PARTNERS

/s/ KEN GILLUM___________
Name: Ken Gillum
Title: Authorized Officer

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

SEABULK MARINE SERVICES, INC.

/s/ KEN GILLUM___________
Name: Ken Gillum
Title: Authorized Officer

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

SEABULK OCEAN TRANSPORT, INC.

/s/ KEN GILLUM___________
Name: Ken Gillum
Title: Authorized Officer

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

SEABULK TOWING SERVICES, INC.

/s/ KEN GILLUM___________
Name: Ken Gillum
Title: Authorized Officer

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Security Trustee

By: /s/ CAROLINE EAGAN_______________
Name: Caroline Eagan
Title: Vice President

[SIGNATURE PAGE TO GUARANTY AND COLLATERAL AGREEMENT]

Schedule 1
NOTICE ADDRESSES
Security Trustee:

JPMorgan Chase Bank, N.A.
10 S Dearborn St, Floor L2S
Chicago, IL  60603
Attention: Jasmine Doke
Telephone: 312-732-2671
Facsimile: 844-490-5663
Email: jpm.agency.cri@jpmorgan.com and jasmine.c.doke@chase.com

Grantors:

c/o SEACOR HOLDINGS INC.
2200 Eller Drive, P.O. Box 13038
Fort Lauderdale, FL 33316
Attention: Bill Long
Telephone: 954-627-5206
Fax: 281-670-1401
Email: blong@ckor.com

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Schedule 2
DESCRIPTION OF PLEDGED STOCK AND PLEDGED NOTES
Pledged Equity (Certificated):
None.

Pledged Equity (Non-certificated):

Grantor	Issuer	Percentage of Total Interests in Issuer Pledged
SEACOR Commodity Trading LLC	Arctic Leasing LLC	100%
Seabulk Towing Holdings Inc.	Caribbean Tugz LLC	100%
SEACOR Container Lines LLC	CARIBSHIP LLC	100%
International Shipping Corporation	CENTRAL GULF LINES, INC.	100%
CLEANCOR Holdings LLC	CLEANCOR Energy Solutions LLC	100%
SEACOR Capital Corporation	CLEANCOR Holdings LLC	100%
CLEANCOR Energy Solutions LLC	CLEANCOR LNG LLC	100%
CLEANCOR Energy Solutions LLC	CLEANCOR Power Solutions LLC	100%
CLEANCOR Energy Solutions LLC	CLEANCOR Pressure Vessels LLC	100%
CLEANCOR Power Solutions LLC	CLEANCOR SOLUCIONES ENERGÉTICAS LLC	100%
Port Dania Holdings I LLC	C-Terms Partners	50%
Port Dania Holdings II LLC	C-Terms Partners	50%
SEACOR Tankers Holdings Inc.	Eco-Tankers Crew Management LLC	100%
SEACOR Holdings Inc.	F2 SEA Inc.	100%
SCF Terminals LLC	GATEWAY TERMINALS LLC	100%
Seabulk Towing Holdings Inc.	Graham Offshore Tugs LLC	100%

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SEACOR Holdings Inc.	Illinois Corn Processing Holdings Inc.	100%
SEACOR Ocean Transport Inc.	International Shipholding Corporation	100%
SEABULK TOWING, INC.	KS Maritime Holdings (US) LLC	100%
SEACOR Ocean Transport Inc.	MCCALL BOAT RENTALS OCEAN BARGES LLC	100%
CLEANCOR LNG LLC	Mesa LNG Partners LLC	100%
Witt O'Brien's, LLC	O'Brien's Response Management, L.L.C.	100%
ORM Holdings Inc.	ORM Holdings II LLC	100%
SEACOR Holdings Inc.	ORM Holdings Inc.	100%
SEACOR Tankers Holdings Inc.	Phoenix Crew Management LLC	100%
SIL Holdings LLC	Port Dania Holdings I LLC	100%
SIL Holdings LLC	Port Dania Holdings II LLC	100%
SEACOR Inland River Transport Inc.	SCF Barge Line LLC	100%
Seabulk Petroleum Transport LLC	SCF Barge Line Vessel Holdings LLC	100%
SEACOR Inland River Transport Inc.	SCF Colombia (US) LLC	100%
SEACOR Inland River Transport Inc.	SCF Fleeting LLC	100%
SCF Fleeting LLC	SCF Lewis and Clark Fleeting LLC	100%
SCF Terminals LLC	SCF Lewis and Clark Terminals LLC	100%
SEACOR Inland River Transport Inc.	SCF Marine Inc.	100%
SEACOR Inland River Transport Inc.	SCF Real Estate LLC	100%
SCF Real Estate LLC	SCF RIVERPORT LLC	100%
SEACOR Inland River Transport Inc.	SCF Services LLC	100%

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SEACOR Inland River Transport Inc.	SCF Shipyards LLC	100%
SEACOR Inland River Transport Inc.	SCF Terminals LLC	100%
SEACOR Inland River Transport Inc.	SCF Waxler Marine LLC	100%
SEACOR Tankers Inc.	Seabulk Chemical Transport Inc.	100%
SEACOR Ocean Transport Inc.	Seabulk Fleet Management LLC	100%
SEACOR Tankers Holdings Inc.	Seabulk Marine Services, Inc.	100%
SEACOR Tankers Inc.	SEABULK OCEAN TRANSPORT, INC.	100%
SEACOR Tankers Inc.	Seabulk Petroleum Transport LLC	100%
SEACOR Tankers Holdings Inc.	Seabulk Tankers, Inc.	100%
SEACOR Ocean Transport Inc.	Seabulk Towing Holdings Inc.	100%
Seabulk Towing Holdings Inc.	Seabulk Towing Services, Inc.	100%
Seabulk Towing Holdings Inc.	SEABULK TOWING, INC.	100%
SEACOR Capital Corporation	Seacap APT Leasing Inc.	100%
SEACOR Capital Corporation	SEACAP Leasing Associates II LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates III LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates IV LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates IX LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates V LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates VI LLC	100%
SEACOR Capital Corporation	SEACAP Leasing Associates X LLC	100%
SCF Terminals LLC	SEACOR AMH LLC	100%
SEACOR Meridian Inc.	SEACOR Asset Management LLC	100%
SEACOR Holdings Inc.	SEACOR Capital Corporation	100%

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SEACOR Capital Corporation	SEACOR Commodity Trading LLC	100%
SEACOR Ocean Transport Inc.	SEACOR Container Lines LLC	100%
SEACOR Holdings Inc.	SEACOR Environmental Services Inc.	100%
SEACOR Holdings Inc.	SEACOR Inland River Transport Inc.	100%
SIL Holdings LLC	SEACOR Island Lines LLC	100%
SEACOR Holdings Inc.	SEACOR Management Services Inc.	100%
SEACOR Holdings Inc.	SEACOR Merchant LLC	100%
SEACOR Holdings Inc.	SEACOR Meridian Inc.	100%
SEACOR Ocean Transport Inc.	SEACOR Ocean Investments LLC	100%
SEACOR Holdings Inc.	SEACOR Ocean Transport Inc.	100%
SEACOR Ocean Transport Inc.	SEACOR Offshore Ocean Barges LLC	100%
SEACOR Meridian Inc.	SEACOR Payroll Management LLC	100%
SEACOR Environmental Services Inc.	SEACOR Response Inc.	100%
SEACOR Capital Corporation	SEACOR Sugar LLC	100%
SEACOR Ocean Transport Inc.	SEACOR Tankers Holdings Inc.	100%
SEACOR Tankers Holdings Inc.	SEACOR Tankers Inc.	100%
SEACOR Ocean Transport Inc.	SEACOR Vision Ocean Barges LLC	100%
SEACOR Ocean Transport Inc.	SEACOR Worldwide Ocean Barges LLC	100%
SEACOR Holdings Inc.	SeaDor Holdings LLC	100%
SEACOR Container Lines LLC	SIL Holdings LLC	100%
SCF Terminals LLC	SOYLUTIONS LLC	100%
Witt O'Brien's, LLC	Strategic Crisis Advisors LLC	100%
SEACOR Ocean Transport Inc.	Trailer Bridge Holdings LLC	100%
International Shipholding Corporation	United Ocean Services Inc.	100%

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SEACOR Sugar LLC	V&A Commodity Traders LLC	100%
International Shipholding Corporation	WATERMAN STEAMSHIP CORPORATION	100%
SCF Barge Line LLC	WESTON BARGE LINE, INC.	100%
O'Brien's Response Management, L.L.C.	WITT O'BRIEN'S INSURANCE SERVICES, LLC	100%
Witt O'Brien's, LLC	Witt O'Brien's Payroll Management LLC	100%
Witt O'Brien's, LLC	WITT O'BRIEN'S PR LLC	100%
Witt O'Brien's, LLC	Witt O'Brien's USVI, LLC	100%
ORM Holdings Inc.	Witt O'Brien's, LLC	54.2%
ORM Holdings II LLC	Witt O'Brien's, LLC	45.8%

Pledged Notes:

None.

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Schedule 3
PERFECTION MATTERS
Uniform Commercial Code Filings

Grantor	Filing Office
Arctic Leasing LLC	Delaware
Caribbean Tugz LLC	Delaware
CARIBSHIP LLC	Delaware
CENTRAL GULF LINES, INC.	Delaware
CLEANCOR Energy Solutions LLC	Delaware
CLEANCOR Holdings LLC	Delaware
CLEANCOR LNG LLC	Delaware
CLEANCOR Pressure Vessels LLC	Delaware
CLEANCOR SOLUCIONES ENERGÉTICAS LLC	Puerto Rico
C-Terms Partners	Florida
Eco-Tankers Crew Management LLC	Delaware
F2 SEA Inc.	Delaware
GATEWAY TERMINALS LLC	Delaware
Graham Offshore Tugs LLC	Delaware
Illinois Corn Processing Holdings Inc.	Delaware
International Shipholding Corporation	Delaware
KS Maritime Holdings (US) LLC	Delaware
MCCALL BOAT RENTALS OCEAN BARGES LLC	Delaware
Mesa LNG Partners LLC	Delaware
O’Brien’s Response Management, L.L.C.	Delaware
ORM Holdings II LLC	Delaware

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ORM Holdings Inc.	Delaware
Phoenix Crew Management LLC	Delaware
Port Dania Holdings I LLC	Delaware
Port Dania Holdings II LLC	Delaware
SCF Barge Line LLC	Delaware
SCF Barge Line Vessel Holdings LLC	Delaware
SCF Colombia (US) LLC	Delaware
SCF Fleeting LLC	Delaware
SCF Lewis and Clark Fleeting LLC	Delaware
SCF Lewis and Clark Terminals LLC	Delaware
SCF Marine Inc.	Delaware
SCF Real Estate LLC	Delaware
SCF RIVERPORT LLC	Delaware
SCF Services LLC	Delaware
SCF Shipyards LLC	Delaware
SCF Terminals LLC	Delaware
SCF Waxler Marine LLC	Delaware
Seabulk Chemical Transport Inc.	Delaware
Seabulk Fleet Management LLC	Delaware
Seabulk Marine Services, Inc.	Florida
SEABULK OCEAN TRANSPORT, INC.	Florida
Seabulk Petroleum Transport LLC	Delaware
Seabulk Tankers, Inc.	Delaware
Seabulk Towing Holdings Inc.	Delaware
Seabulk Towing Services, Inc.	Florida

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SEABULK TOWING, INC.	Delaware
Seabulk Transport Inc.	Delaware
SEACAP APT Leasing Inc.	Delaware
SEACAP Leasing Associates II LLC	Delaware
SEACAP Leasing Associates III LLC	Delaware
SEACAP Leasing Associates IV LLC	Delaware
SEACAP Leasing Associates IX LLC	Delaware
SEACAP Leasing Associates V LLC	Delaware
SEACAP Leasing Associates VI LLC	Delaware
SEACAP Leasing Associates X LLC	Delaware
SEACOR AMH LLC	Delaware
SEACOR Asset Management LLC	Delaware
SEACOR Capital Corporation	Delaware
SEACOR Commodity Trading LLC	Delaware
SEACOR Container Lines LLC	Delaware
SEACOR Environmental Services Inc.	Delaware
SEACOR Holdings Inc.	Delaware
SEACOR Inland River Transport Inc.	Delaware
SEACOR Island Lines LLC	Delaware
SEACOR Management Services Inc.	Delaware
SEACOR Merchant LLC	Delaware
SEACOR Meridian Inc.	Delaware
SEACOR Ocean Investments LLC	Delaware
SEACOR Ocean Transport Inc.	Delaware
SEACOR Offshore Ocean Barges LLC	Delaware

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SEACOR Payroll Management LLC	Delaware
SEACOR Response Inc.	Delaware
SEACOR Sugar LLC	Delaware
SEACOR Tankers Holdings Inc.	Delaware
SEACOR Tankers Inc.	Delaware
SEACOR Vision Ocean Barges LLC	Delaware
SEACOR Worldwide Ocean Barges LLC	Delaware
SeaDor Holdings LLC	Delaware
SIL Holdings LLC	Delaware
SOYLUTIONS LLC	Illinois
Strategic Crisis Advisors LLC	Georgia
Trailer Bridge Holdings LLC	Delaware
United Ocean Services Inc.	Delaware
V&A Commodity Traders LLC	Delaware
WATERMAN STEAMSHIP CORPORATION	New York
WESTON BARGE LINE, INC.	Delaware
WITT O’BRIEN’S INSURANCE SERVICES, LLC	New Jersey
Witt O’Brien’s, LLC	Delaware
Witt O’Brien’s Payroll Management LLC	Delaware
WITT O’BRIEN’S PR LLC	Puerto Rico
Witt O’Brien’s USVI, LLC	U.S. Virgin Islands

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Schedule 4
LOCATION OF JURISDICTION OF ORGANIZATION AND CHIEF EXECUTIVE OFFICE

Grantor	Jurisdiction of Incorporation	Location of Chief Executive Office
Arctic Leasing LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Caribbean Tugz LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CARIBSHIP LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CENTRAL GULF LINES, INC.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CLEANCOR Energy Solutions LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CLEANCOR Holdings LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CLEANCOR LNG LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CLEANCOR Pressure Vessels LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
CLEANCOR SOLUCIONES ENERGÉTICAS LLC	Puerto Rico	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
C-Terms Partners	Florida	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Eco-Tankers Crew Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
F2 SEA Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
GATEWAY TERMINALS LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Graham Offshore Tugs LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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Illinois Corn Processing Holdings Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
International Shipholding Corporation	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
KS Maritime Holdings (US) LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
MCCALL BOAT RENTALS OCEAN BARGES LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Mesa LNG Partners LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
O’Brien’s Response Management, L.L.C.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
ORM Holdings II LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
ORM Holdings Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Phoenix Crew Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Port Dania Holdings I LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Port Dania Holdings II LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Barge Line LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Barge Line Vessel Holdings LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Colombia (US) LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Fleeting LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Lewis and Clark Fleeting LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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SCF Lewis and Clark Terminals LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Marine Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Real Estate LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF RIVERPORT LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Services LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Shipyards LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Terminals LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SCF Waxler Marine LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Chemical Transport Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Fleet Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Marine Services, Inc.	Florida	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEABULK OCEAN TRANSPORT, INC.	Florida	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Petroleum Transport LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Tankers, Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Towing Holdings Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Seabulk Towing Services, Inc.	Florida	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEABULK TOWING, INC.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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Seabulk Transport Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP APT Leasing Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates II LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates III LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates IV LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates IX LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates V LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates VI LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACAP Leasing Associates X LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR AMH LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Asset Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Capital Corporation	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Commodity Trading LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Container Lines LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Environmental Services Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Holdings Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Inland River Transport Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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SEACOR Island Lines LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Management Services Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Merchant LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Meridian Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Ocean Investments LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Ocean Transport Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Offshore Ocean Barges LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Payroll Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Response Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Sugar LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Tankers Holdings Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Tankers Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Vision Ocean Barges LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SEACOR Worldwide Ocean Barges LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SeaDor Holdings LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SIL Holdings LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
SOYLUTIONS LLC	Illinois	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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Strategic Crisis Advisors LLC	Georgia	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Trailer Bridge Holdings LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
United Ocean Services Inc.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
V&A Commodity Traders LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
WATERMAN STEAMSHIP CORPORATION	New York	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
WESTON BARGE LINE, INC.	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
WITT O’BRIEN’S INSURANCE SERVICES, LLC	New Jersey	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Witt O’Brien’s, LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Witt O’Brien’s Payroll Management LLC	Delaware	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
WITT O’BRIEN’S PR LLC	Puerto Rico	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316
Witt O’Brien’s USVI, LLC	U.S. Virgin Islands	2200 Eller Drive, P.O. Box 13038 Fort Lauderdale, FL 33316

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Annex 1 to
Guaranty and Collateral Agreement

This ASSUMPTION AGREEMENT, dated as of ________________, 201_, made by ______________________________, a ______________________ (the “Additional Grantor”), in favor of JPMorgan Chase Bank, N.A., as security trustee (in such capacity, the “Security Trustee”) for the benefit of the Secured Parties (as defined in the Credit Agreement referred to below). Capitalized terms used but not defined herein shall have the respective meanings assigned to them in the Credit Agreement (as defined below).
WITNESSETH:
WHEREAS, SEACOR HOLDINGS INC., a corporation duly incorporated and existing under the laws of the State of Delaware (the “Borrower”), the banks and other financial institutions or entities from time to time parties thereto as lenders and JPMorgan Chase Bank, N.A., as administrative agent, are parties to that certain Credit Agreement, dated as of March 18, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, in connection with the Credit Agreement, the Borrower and certain of their Affiliates (other than the Additional Grantor) have entered into that certain Guaranty and Collateral Agreement, dated as of March 18, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Guaranty and Collateral Agreement”) in favor of the Security Trustee for the ratable benefit of the Secured Parties;
WHEREAS, the Credit Agreement requires the Additional Grantor to become a party to the Guaranty and Collateral Agreement; and
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty and Collateral Agreement;
NOW, THEREFORE, IT IS AGREED:
1.     Guaranty and Collateral Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.1(b) of the Guaranty and Collateral Agreement, hereby becomes a party to the Guaranty and Collateral Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Schedules to the Guaranty and Collateral Agreement. The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 4 of the Guaranty and Collateral Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.
2.    Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
[ADDITIONAL GRANTOR]

By:___________________________
Name:
Title:

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Annex 1-A to
Assumption Agreement
Supplement to Schedule 1
Supplement to Schedule 2
Supplement to Schedule 3
Supplement to Schedule 4

4823-9888-3206v7